                                                                EXHIBIT 10.9


                               WAIVER AND CONSENT

     WAIVER AND CONSENT (the "WAIVER AND CONSENT"), dated December 30, 1998 and effective as of November 23, 1998, by and among Allied Riser Communications Holdings, Inc., a Delaware corporation (the "COMPANY"), EGI-ARC Investors, L.L.C., a Delaware limited liability company ("EGI-ARC"), Telecom Partners II, L.P., a Delaware limited partnership ("TP"), Crescendo World Fund, LLC, a Delaware limited liability company ("CWF"), Eagle Ventures WF, LLC, a Minnesota limited liability company ("EVW"), Crescendo III, L.P., a Delaware limited partnership ("CIII"), Lawrence Equity Group, L.L.C., a California limited liability company ("LEG", and collectively with EGI-ARC, TP, CWF, and EVW, the "FINANCIAL SPONSORS"). All terms not otherwise defined herein shall have the meanings given such terms in that certain Investment Agreement by and between EGI-ARC and the Company dated as of November 23, 1998.

     WHEREAS, THE Company desires to issue to TP, CWF, EVW, CIII, Norwest Venture Partners VII, L.P., a Minnesota limited partnership ("Norwest") and ANDA Partnership, an Illinois general partnership "(ANDA"), shares of Company Series A-1 Preferred Stock; and

     WHEREAS, each Financial Sponsor is party to an Investment Agreement with the Company, dated as of November 23, 1998, (each an "Investment Agreement" and collectively, the "Investment Agreements") and Section 3(E) of the Investment Agreements prohibits the issuance by the Company of Additional Shares of Company Preferred Stock without the prior written consent of holders of at least 60% of the then outstanding shares of Company Preferred; and

     WHEREAS, Section 3(J) of the Investment Agreements provides that after such time as investments in the company equal or exceed $60,000,000, and so long as Purchaser owns Common Stock, such Purchaser shall, in connection with the issuance of additional Company equity securities to non-employees exclusively for cash, have the right to purchase form the Company additional shares of Common Stock on the terms set forth in the Investment Agreements (the "Preemptive Right"); and

     WHEREAS, the Financial Sponsors desire to consent to the issuance of Company Series A-1 Preferred Stock to TP, CWF, EVW, CIII, Norwest and ANDA and desire to waive any Preemptive Rights they may have solely in connection with the issuance of said shares of stock to TP, CWF, EVW, CIII, Norwest and ANDA as of the date hereof.

     NOW, THEREFORE, in consideration of the foregoing, the mutual promises herein made and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Financial Sponsors mutually agree as follows:

     1. Consent. The Financial Sponsors, who together hold as of the date hereof in excess of 60% of the outstanding shares of Company Preferred, hereby consent to the issuance of additional shares of Series A-1 Preferred Stock to each of TP, CWF, EVW, CIII, Norwest and ANDA in the amounts set forth on Exhibit A hereto.

     2. Waiver. The Financial Sponsors hereby waive the Preemptive Rights provided pursuant to Section 3(J) of the Investment Agreements between the Company and each of the Financial Sponsors, respectively, solely in connection with the issuance of Series A-1 Preferred Stock referenced above and issued as of the date hereof, it being acknowledged that nothing herein shall serve to waive any preemptive right afforded to the Financial Sponsors in connection with any other issuance of Company equity securities.

     3. Miscellaneous.

     (a) Counterparts. This Waiver and Consent may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

     (b) Governing Law. This Waiver and Consent shall be governed by the laws of the state of Delaware (other than its rules of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby).

IN WITNESS WHEREOF, the Parties have executed this Waiver and Consent as of the date first above written.


                                    ALLIED RISER COMMUNICATIONS HOLDINGS, INC.

                                    By: /s/ David H. Crawford
                                        ----------------------------------------
                                    Name:
                                    Title:

                                    EGI-ARC INVESTORS

                                    By: GAMI Investments, Inc., its Managing
                                        Member

                                    By: /s/ Donald J. Liebentritt
                                        ----------------------------------------
                                    Name:  Don Liebentritt
                                    Title: Vice President

                                    TELECOM PARTNERS II, L.P.

                                    By: Telecom Management II, L.L.C., its
                                        General Partner

                                    By /s/ Stephen W. Schovee
                                        ----------------------------------------
                                    Name:  Stephen W. Schovee
                                    Title: Managing Member

                                    CRESCENDO WORLD FUND, LLC

                                    By: Crescendo Ventures World Fund, LLC, its
                                        General Partner

                                    By: /s/ R. David Spreng
                                        ----------------------------------------
                                    Name:  R. David Spreng
                                    Title: Managing Member

                                    EAGLE VENTURES WF, LLC


                                    By: /s/ R. David Spreng
                                        ----------------------------------------
                                    Name:  R. David Spreng
                                    Title: Managing Member

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                                    CRESCENDO III, L.P.

                                    By: Crescendo Ventures III, LLC, its General
                                        Partner

                                    By: /s/ R. David Spreng
                                        ----------------------------------------
                                    Name:  R. David Spreng
                                    Title: Managing Member


                                    LAWRENCE EQUITY GROUP, L.L.C.


                                    By: /s/ Joseph A. Spenske
                                        ----------------------------------------
                                    Name:  Joseph A. Spenske
                                    Title: Vice President and Managing Member

                                                                       EXHIBIT A



                                                          Shares of
                                  Shares of Series        Series A-2         Shares of
                                   A-1 Preferred           Preferred        Common Stock           Total
                                   Purchased at           Purchased at      Purchased at          Purchase
Purchaser                            Closing                Closing           Closing               Price
---------                            -------                -------           -------               -----


TELECOM
PARTNERS II, L.P.                           2                  0                                $ 2,000,000
                                                                              8,749,290         $    874.93

CRESCENDO
WORLD FUND, LLC                         .9543                  0                                $   954,300
                                                                              4,174,724         $    417.48

EAGLE VENTURES
WF, LLC                                 .0457                  0                                $    45,700
                                                                                199,921         $     20.00

CRESCENDO III, L.P.                         4                  0                                $ 4,000,000
                                                                             17,498,580         $  1,749.86

ANDA PARTNERSHIP                            3                  0                                $ 3,000,000
                                                                             13,123,935         $  1,312.40

NORWEST VENTURE
PARTNERS VII, L.P.                         15                  0                                $15,000,000
                                                                             65,619,675         $  6,561.97